Commitments and contingent liabilities	12 Months Ended
Dec. 31, 2017
Capital commitments [abstract]
Disclosure of commitments [text block]
24	Commitments and contingent liabilities

Operating lease commitments

The Group has operating lease commitments mainly related to buildings and cars as follows:

	For the year ended December 31
in 000€	2017	2016	2015
Within one year	1,721	2,012	908
Between two and three years	1,504	1,964	1,074
Between four and five years	406	561	541
More than 5 years	77	84	15
Total	3,708	4,621	2,538

The total lease payments recognized in the consolidated income statement are K€2,909 in 2017 (2016: K€2,451; 2015: K€1,165).

Finance lease commitments

The Group has finance leases for the building and various other items of plant and equipment. Future minimum lease payments under finance lease with the present value of the net minimum lease payments are as follows:

	December 31, 2017		December 31, 2016		December 31, 2015
in 000€	Minimum lease payments	Present value of payments	Minimum lease payments	Present value of payments	Minimum lease payments	Present value of payments
Within one year	3,179	3,034	2,400	2,287	1,769	1,682
Between two and three years	5,017	4,643	3,640	3,503	4,345	3,968
Between four and five years	1,361	1,269	1,206	1,057	261	254
More than five years	285	218	587	548	−	−
Total	9,842	9,164	7,833	7,395	6,375	5,904
Less finance charges	(678)	−	(438)	−	(471)	−
Present value of minimum lease payments	9,164	9,164	7,395	7,395	5,904	5,904

Mortgages and pledges

The Group has several loans secured by a mortgage on the building. The carrying value of related property, plant & equipment (including buildings under construction)is K€28,526 (2016: K€12,594; 2015: K€7,479). The total outstanding mortgages and pledges are K€85,186 in 2017 (2016: K€32,362; 2015: K€12,028).

Included in the above, the Group also has pledges on the business goodwill (“fonds de commerce”) of the Company for a total amount of K€29,000 in 2017 (2016: K€4,491; 2015: K€3,491) and pledges on current and other fixed assets for a total amount of K€9,131 (2016: zero; 2015: zero).

In addition to the above a notarial pledge has been granted by Materialise NV to KBC Bank on 100% of the shares of Materialise GmbH in connection with the financing of the ACTech acquisition.

Other commitments

The Group has outstanding non-cancellable contracts with a future commitment of K€7,638 at December 31, 2017 (2016: K€1,290; 2015: K€288), mainly related to purchase commitment for raw materials. For property, plant & equipment, we have committed expenditures of K€672 as per December 31, 2017 (2016: K€10,204; 2015: K€505). These commitments relate to the purchase of land in Germany.

Contingent liabilities

The Group is currently involved in a legal proceeding with Dentsply Implants NV regarding the alleged wrongful termination of a supply agreement between the Company and Dentsply Implants NV entered into in 2010. The court of first instance ruled, in favor of Dentsply Implants NV, that we have wrongfully terminated the relationship. We have appealed this decision before the court has pronounced itself on the monetary damages. The amount of damages which Dentsply Implants NV is claiming is €2.7 million. While we are confident about the chances that the first instance decision will be overruled, we believe that, in the event that the first instance decision would be confirmed, the amount of monetary damages that we would be exposed to, will not have a material impact in our business, financial conditions or result of operations. We are currently not a party to, and we are not aware of any threat of, any other legal proceedings, which, in the opinion of our management, is likely to have or could reasonably possibly have a material adverse effect on our business, financial condition or results of operations. As a result management concluded that no provision is required.